UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 5, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE
EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 5, 2016, MTS Systems Corporation (the “Company”) completed its previously announced acquisition of PCB Group, Inc. (“PCB”), which is now a wholly owned subsidiary of the Company, pursuant to the Agreement and Plan of Merger dated as of April 5, 2016, by and among the Company, Nickel Merger Sub Inc., a newly formed wholly owned subsidiary of the Company (“Merger Sub”), PCB and David T. Hore, John A. Lally and David M. Lally as representatives of the shareholders of PCB. The acquisition was completed by a merger of Merger Sub with and into PCB (the “Merger”), with PCB being the surviving corporation in the Merger and becoming a wholly owned subsidiary of the Company.  This amendment (“Amendment”) to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2016 (the “Original Report”) is being filed to provide the financial statements and pro forma financial information described in Item 9.01 below, which were not previously filed with the Original Report, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the SEC.  This Amendment should be read in connection with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited consolidated financial statements of PCB comprised of the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the years ended December 31, 2015, 2014 and 2013, the notes related thereto and the independent auditors’ report of each of KPMG LLP and Chiampou Travis Besaw & Kershner LLP, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of PCB comprised of the consolidated balance sheets as of March 31, 2016 and December 31, 2015, and the related consolidated statements of income, consolidated statements of comprehensive income and consolidated statements of cash flows for the three months ended March 31, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information giving effect to the Merger is filed as Exhibit 99.3 hereto and incorporated herein by reference:

(i)                                     Unaudited pro forma condensed consolidated statement of income for the six months ended April 2, 2016;

(ii)                                  Unaudited pro forma condensed consolidated statement of income for the fiscal year ended October 3, 2015; and

(iii)                               Unaudited pro forma condensed consolidated balance sheet as of April 2, 2016.

(d)                                 Exhibits.

23.1                        Consent of Chiampou Travis Besaw & Kershner LLP.

23.2                        Consent of KPMG LLP.

99.1                        Audited consolidated financial statements of PCB Group, Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013, the notes related thereto and the independent auditors’ report of each of KPMG LLP and Chiampou Travis Besaw & Kershner LLP.

99.2                        Unaudited interim consolidated financial statements of PCB Group, Inc. as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, and the notes related thereto.

99.3                        Unaudited pro forma condensed consolidated financial information for the fiscal year ended October 3, 2015, and as of and for the six months ended April 2, 2016, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: August 5, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
23.1	Consent of Chiampou Travis Besaw & Kershner LLP.	Filed Electronically.

23.2	Consent of KPMG LLP.	Filed Electronically.

99.1

Audited consolidated financial statements of PCB Group, Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013, the notes related thereto and the independent auditors’ report of each of KPMG LLP and Chiampou Travis Besaw & Kershner LLP.

Filed Electronically.

99.2

Unaudited interim consolidated financial statements of PCB Group, Inc. as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, and the notes related thereto.

Filed Electronically.

99.3	Unaudited pro forma condensed consolidated financial information for the fiscal year ended October 3, 2015, and as of and for the six months ended April 2, 2016, and the notes related thereto.	Filed Electronically.